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  AMENDED, RESTATED AND EXTENDED SERVICE AND REPRESENTATION AGREEMENT BETWEEN
            PROFESSOR GIUSEPPE MARINEO, DELTA RESEARCH & DEVELOPMENT
                       AND COMPETITIVE TECHNOLOGIES, INC.
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                                   AGREEMENT
                                   ---------

This AMENDED, RESTATED AND EXTENDED SERVICE AND REPRESENTATION AGREEMENT ("Agreement" or "SARA") effective as of the 1st of April 2011 ("Effective Date") by mutual consent of Competitive Technologies, Inc. (hereinafter referred to as "CTTC"), a Delaware corporation having a place of business at:

          Competitive Technologies, Inc.
                               1375 Kings Highway
                            Fairfield, CT 06824 USA;

Professor Giuseppe Marineo (hereinafter referred to as "MARINEO"), an individual having an address at:

                           Professor Giuseppe Marineo
                          Delta Research & Development
                           Via di Mezzocammino, n. 85
                             00127 Rome, Italy; and

Delta Research & Development (hereinafter referred to as "DELTA"), a partnership organized under the laws of Italy and having an address at:

                          Delta Research & Development
                           Via di Mezzocammino, n. 85
                               00127 Rome, Italy

CTTC, MARINEO, and DELTA being sometimes hereinafter referred to singularly as a "Party" and collectively as "Parties".


                              W I T N E S S E T H:
                              -------------------


WHEREAS, MARINEO and/or DELTA have full and complete ownership to certain Technologies (as defined herein), and have, or will have on newly added Technologies, the full and exclusive right to grant licenses for such Technologies; and

WHEREAS, MARINEO and DELTA represent that rights to such Technologies, including the rights to the Technology known as "Scrambler Therapy" that is subject to initial Services and Representation Agreement (SARA) among the Parties and is included in their entirety within the scope of this Agreement, have not been licensed exclusively and are available for exclusive or nonexclusive licensing hereunder; and

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WHEREAS,  the  initial  SARA, signed on the 25th of July 2007 and effective from the 9th of July 2007, remains effective and binding on the Parties through the effective date of this Agreement and that all Parties wish to redefine their rights and obligations by superseding the initial SARA with this Agreement and consensually terminating the initial SARA.


WHEREAS, MARINEO and DELTA desire that CTTC continue to serve as Agent for MARINEO and DELTA (as defined herein) for certain Technologies for the purposes of marketing and licensing those Technologies and for the administration of licenses and distributorships which are granted in connection therewith within the scope of the present Agreement; and

WHEREAS, CTTC has the capabilities for the exploitation of, and administration of rights to, Technologies and is willing to undertake such functions for MARINEO and DELTA under the terms set forth in this Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and the mutual performance of the undertakings herein, it is agreed by the Parties that:


1.0     DEFINITIONS

1.1 "TECHNOLOGY," or "TECHNOLOGIES," or "TECHNOLOGY(IES)" shall mean the subject matter described and/or claimed in invention disclosures, patent applications and patents issuing therefrom, including any foreign equivalents, and any extensions, renewals, continuations, continuations-in-part, divisions, patents of addition, and/or reissues thereof, or Improvement Inventions thereto which may be subject to separate patents and/or applications, and other additional Intellectual Property to which MARINEO and/or DELTA have or will obtain ownership rights, all of which are subject to this Agreement.
Technologies subject to this Agreement and the corresponding patents and/or patent applications as described above are each listed in EXHIBIT A.

1.1.1 From time to time, MARINEO and DELTA and CTTC may agree, in a dated and signed writing in the form of EXHIBIT C to this Agreement, to add
Technologies to EXHIBIT A. Such added Technologies become subject to this Agreement as of the effective date of such writing. Any amendment by EXHIBIT C to add Technologies to EXHIBIT A will include and incorporate by reference all terms and conditions of this Agreement to govern the relationship of the Parties as to the added Technologies. Only Technologies expressly incorporated in this Agreement, by amendment by EXHIBIT C to add Technologies to EXHIBIT A, shall be included within the scope of this Agreement.

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1.1.2     From  time to time, Technology may be deleted from EXHIBIT A, and thus from the scope of this Agreement, if subsequently a proper evaluation objectively demonstrates that the Technology is not commercially viable from CTTC's perspective. In such event, CTTC shall inform MARINEO and DELTA in a signed and dated writing in the form of EXHIBIT C to this Agreement of such decision to delete the Technology from EXHIBIT A, and thus from the scope of this Agreement, and to release its Agency in representing the Technology. Such deleted Technology is released from the scope of this Agreement as of the effective date of such writing. Technology shall not be deleted from EXHIBIT A if such Technology is covered by a Transfer or Distribution Agreement, or if CTTC is actively Licensing such Technology.

1.2 "IMPROVEMENT INVENTION" shall mean any new or modified Technology(ies) and/or any new or modified device incorporating a technology that performs essentially the same function as a Technology in a better or more efficient or more economical way.

1.3 "INTELLECTUAL PROPERTY" shall mean patented or unpatented inventions, proprietary information, know-how, show-how, drawings, plans, designs and specifications, operating parameters, engineering, software, firmware, and algorithms which relate to or facilitate the utilization of the Technology.

1.4 "INCOME" shall mean any option fee, license fee, cancellation fee, other initial payment, royalty payment, rent, sale proceeds, other remuneration or any type of payment received by CTTC or MARINEO and/or DELTA, as the case may be, from any Transferee under any Transfer Agreement or Distributor under any Distribution Agreement subject to this Agreement, whether in cash or in kind or in any instrument of equity or debt, including equity in a business entity, net of any taxes due, except U.S. federal and/or state income taxes. If Income shall not be in cash or in a form with a clearly determinable current cash or market value, MARINEO, DELTA and CTTC agree that they will negotiate in good faith between themselves as to the proper value thereof. The Parties agree that payment in cash by means of wire transfer or other agreed transfer method is the standard and preferred method for payment of Income under this Agreement and that whenever cash payment would not be possible or practicable, then the Parties will reasonably agree in advance to an alternative method of payment.

1.5 "LICENSE" or "LICENSING" or "LICENSED" or "LICENSING ACTIVITIES" shall mean activity involved in or related to the conveyance of any right to a third-party Transferee Candidate or Distributor Candidate by operation hereunder, with the objective of entering into a Transfer or Distribution Agreement with such Transferee Candidate or Distributor Candidate. Rights conveyed under this Agreement and any consequent Transfer or Distribution Agreement include only license rights to a Transferee for manufacturing and distribution rights to a Distributor, rights arising under contract or original equipment manufacturing ("OEM") agreements, or consulting agreements wherein CTTC, MARINEO, DELTA and/or an agreed third party may be the OEM provider of manufactured product or the provider of consulting services to other third parties.

1.6 (a) "TRANSFEREE CANDIDATE" shall mean any person or partnership, corporation or other business entity identified by a Party to this Agreement as having a potential interest in entering into a Transfer Agreement. (b) "DISTRIBUTOR CANDIDATE" shall mean any person or partnership,

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
corporation or other business entity identified by a Party to this Agreement as having a potential interest in entering into a Distribution Agreement.

1.7 "BONA FIDE LICENSING CANDIDATES" shall mean those candidates identified by MARINEO and/or DELTA, and supported by documentation, who have been approached by MARINEO and/or DELTA for the purpose of Licensing the specific newly added Technology(ies), have responded positively to MARINEO and/or DELTA with respect to such Licensing, and have begun negotiations with MARINEO and/or DELTA with respect to such Licensing, wherein all the described activities occurred before the Effective Date of this Agreement. Bona Fide Licensing Candidates are listed in EXHIBIT B, and limited to those so listed.

1.8 "BONA FIDE NEGOTIATIONS" shall mean those negotiations supported by documentation related to Bona Fide Licensing Candidate(s) of MARINEO and/or DELTA identified to CTTC prior or during the term of this Agreement.

1.9 (A) "TRANSFER AGREEMENT" shall mean any agreement conveying rights in a Technology as applicable to a Transferee by operation hereunder. Transfer Agreements shall include: license agreements as defined in SUBPARAGRAPH 1.5 above; manufacturing agreements, consulting and/or training agreements; and OEM agreements. Each Transfer Agreement shall have a fixed duration no longer that the term of this Agreement, and may be renewable at the option of CTTC so long as any option exercise by CTTC shall not cause term of the Transfer Agreement to exceed the term of this Agreement. (b) "DISTRIBUTION AGREEMENT" shall mean any agreement conveying fixed commercial rights to sell Product(s) incorporating a Technology. Distributor Agreements shall not convey any license or rights in the Technology beyond that necessary to own, to operate, to market and to sell the Product(s) incorporating the Technology. Each Distributor Agreement shall have a fixed duration no longer that the term of this Agreement, and may be renewable at the option of CTTC so long as any option exercise by CTTC shall not cause term of any Distribution Agreement to exceed the term of this Agreement.

1.9.1 CTTC and CTTC's Distributors and Transferees are expressly prohibited from executing any Transfer, Distribution or other Agreement for the sale or transfer of any of the Technologies or the Products in any nation (a) contained on the list of State Sponsors of Terrorism maintained by the United States Department of State or (b) for which no formal patent filing request has been submitted except by express separate agreement amongst Parties as provided by SUBPARAGRAPH
6.1.1 below. The Parties acknowledge and mutually agree that any Nation, even if part of the assigned Territory, will be automatically and immediately taken out of the present Agreement, if added by the U.S. State Department to the list of State Sponsors of Terrorism.

1.10 (a) "TRANSFEREE" shall mean any person or partnership, corporation, business organization or other legally recognized entity that receives rights to a Technology through a Transfer Agreement covering such Technology. (b) "DISTRIBUTOR" shall mean any person or partnership, corporation, business organization or other legally recognized entity that receives fixed commercial rights to sell Product(s) incorporating a Technology.

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
1.11 "TERRITORY" shall mean worldwide, unless otherwise defined herein for a particular Technology.

1.12 "AGENCY" or "AGENT" or the like shall mean exclusive representation relationship of CTTC to MARINEO and DELTA for the Technology(ies), unless otherwise defined herein for a particular Technology.

1.13 "INVENTOR" shall mean MARINEO and/or DELTA and any employees, and/or other persons from whom MARINEO and/or DELTA has acquired or may acquire title to Technology.

1.14 "PRE-EXISTING USER" shall mean MARINEO, who retains some Products capable of delivering Scrambler Therapy (as defined under SUBJECT TECHNOLOGY in EXHIBIT A), and any institution to whom MARINEO has given such a Product prior to the Effective Date of this Agreement, and solely for the purpose of further testing, improving and using such Products by MARINEO or solely for the purpose of further testing and using such Products at such institutions, where such Products may not be sold or otherwise transferred to another institution or any other entity. Pre-Existing Users are listed under EXHIBIT D.

1.15 "PRODUCT(S)" shall mean Invention(s) by MARINEO and/or DELTA incorporating Technology(ies) as defined in SUBPARAGRAPH 1.1 above that are subject to this Agreement as contained in EXHIBIT A.

1.16 SCRAMBLER THERAPY is a specific Technology, per SUBPARAGRAPH 1.1, the patent for which is owned by Professor MARINEO. This Technology is also sometimes referred to in various public documents as "Apparatus and Method for Quick Pain Suppression", "Transcutaneous Electrical Nerve Stimulator for Pain Relief", "Pain Stopper", "Electrical Neuropathic Treatment", or Calmare(R) - MC-5A pain device, machine or unit. All those names refer to the Scrambler Therapy and/or the machine that incorporates that Technology as may be enhanced by Professor Marineo from time to time.

2.0     GRANT OF RIGHTS

2.1 (a) MARINEO and DELTA hereby grant to CTTC, and CTTC accepts from MARINEO and DELTA, the right to act as exclusive Agent for MARINEO and DELTA in the Territory during the term of this Agreement to License the Technology(ies), within the scope of paragraph 1.5, entering into Transfer and Distribution Agreements, and to perform the duties described in SECTION 3.0 of this Agreement. (b) CTTC is expressly precluded by this Agreement from the outright and/or partial sale or grant of the Technology and/or the Intellectual Property and from any agreement or other act that would result, directly or indirectly, in the alienation or in the loss of property rights by MARINEO and/or DELTA in the Technology(ies), Product(s), any feature or aspect of the Technology or assembly, part, component or software of the Product(s) or of the underlying Intellectual Property and/or related patents and Trademarks.


2.2 MARINEO and DELTA grant to CTTC the right to disclose, to Transferees or Transferee Candidates and to Distributors or Distributor Candidates, information regarding the Technology

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
and Products, upon the condition that the disclosure is accomplished in a manner and form suitable and appropriate to protect and to safeguard patent rights thereto, as well as confidential information related to Technology, any Improvement Invention, and Intellectual Property particularly when not yet protected by patent application or issuance. In any event, CTTC's disclosure of this information shall at all times be subject to the prior express approval by MARINEO, who shall have the right to determine in advance for each type of recipient the most appropriate disclosure method and media. Upon CTTC's compliance with these disclosure conditions, MARINEO and DELTA waive any claim relating to CTTC's disclosures made during attempts by CTTC to License such Technology.


3.0     DUTIES OF CTTC - LICENSING

3.1 LICENSING PROGRAM. As Agent of MARINEO and DELTA, CTTC will continue the program of Licensing Technologies, in progress under the initial SARA, to the extent warranted in CTTC's opinion by the commercial potential and patentability or other legal protectability of such Technologies and within the limits of reasonable business judgment. CTTC will consult in advance with MARINEO and/or DELTA's personnel and other Inventors designated or approved by MARINEO and DELTA in order to plan Licensing strategies for Technologies. Upon prior concurrence by MARINEO and/or appropriate personnel of DELTA designated by MARINEO, CTTC will negotiate Transfer and Distribution Agreements conveying to third parties manufacturing and distribution for Technologies, in accordance with the guidelines established by EXHIBIT E and subject to this Agreement. Upon prior concurrence by MARINEO and/or appropriate personnel of DELTA designated by MARINEO, any future Transferee Candidate for a manufacturing License shall be selected jointly by CTTC and MARINEO pursuant to a Transfer Agreement for a manufacturing license. The Parties acknowledge and ratify that, pursuant to the initial SARA, CTTC has entered into a Transfer Licensing agreement with GEOMC of South Korea to be the manufacturer for the Products that incorporate the "Scrambler Therapy" Technology

3.1.1. Pursuant to SUBPARAGRAPH 2.1(B), CTTC shall notify MARINEO AND DELTA upon receipt of any offer and before making any offer for the sale of the Technology and/or Intellectual Property. Following CTTC's notice to MARINEO and DELTA of potential interest in a purchase and/or sale of the Technology and/or
Intellectual Property, MARINEO and DELTA shall have the exclusive right to decide whether CTTC should proceed with negotiations for the purchase and sale of the Technology and/or Intellectual Property. In the event that MARINEO and DELTA decide that CTTC could proceed with negotiations for the purchase and sale of the Technology and/or Intellectual Property, then CTTC will proceed with those negotiations upon prior concurrence on a milestone-by-milestone basis by MARINEO and/or appropriate personnel of DELTA designated by MARINEO, provided, however, that any Agreement for sale of the Technology(ies) will be jointly evaluated, defined and executed by CTTC, MARINEO and DELTA.

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3.1.2 Pursuant to SUBPARAGRAPH 3.1 and this SUBPARAGRAPH, CTTC will obtain prior approval from MARINEO and/or DELTA for any Transfer Agreement and any Distribution Agreement approving: (i) Training in the use of the Technology and/or the Product(s), (ii) Clinical Studies, or (iii) any public communication (e.g., press releases, meeting publications and other generic, descriptive, instructive material publications).

3.1.3 For Training for the use of Technologies pursuant to SUBPARAGRAPH 3.1.2(I), MARINEO will produce the standard mandatory protocol to be implemented for the proper completion of training of Transferees and Distributors. Each new Transfer and Distribution Agreement shall include a clause requiring that training facilities andpersonnel (i) be certified by MARINEO and/or DELTA prior to Training and (ii) are subject to periodic subsequent audit by and at the discretion of CTTC, MARINEO and/or DELTA.

3.1.4 If CTTC desires to establish, or to allow a Transferee or Distributor to establish, any medical or scientific advisory board, with respect to the Technology for such purpose as supporting the scientific image or providing further verification in the marketplace of the efficacy of the Products or providing local market support, CTTC will closely monitor any such scientific advisory board in an effort to ensure that they do not change in any way the scientific explanations or image, usage protocols, clinical studies or functions of the Technology or the Products as established by MARINEO and/or DELTA. CTTC's Transfer and Distribution Agreements shall provide that any such advisory board will purport neither to represent, directly or indirectly, MARINEO and/or DELTA, nor to make, in MARINEO's and/or DELTA's behalf, any pronouncement on the functions, science, operating parameters or optimal use or image of the Technologies or Products.

3.1.5 The Parties acknowledge that neither the Technologies nor the Products subject to the Agreement require further clinical studies for confirmation of efficacy. CTTC nonetheless will specify in any Transfer or Distribution
Agreement that any Transferee or Distributor that proposes further Clinical Studies, for any purpose, such as for new and different applications or addressing specific local market requirements, the Transferee or Distributor sponsoring or enabling the clinical studies (i) shall obtain CTTC's prior authorization and (ii) shall accept and comply with plenary technical direction by MARINEO and/or DELTA prior to and during any requested clinical study. The costs for any clinical study will be fully paid by the requesting Transferee or Distributor or a cooperating academic or medical facility, but may be partially or fully paid by CTTC, MARINEO and/or DELTA in their sole discretion if CTTC, MARINEO and/or DELTA concur on the usefulness of any proposed study beyond the local market. No clinical study will be approved unless those administering treatments and evaluating the study have been previously trained in the protocol established by MARINEO pursuant to SUBPARAGRAPH 3.1.3. MARINEO shall at all times maintain the exclusive right personally to train personnel conducting any clinical study. MARINEO will provide scientific support to CTTC so that CTTC, in turn, will be responsible for verifying that all procedures and protocols established by MARINEO are observed in the conduct of any clinical study.

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3.1.6  CTTC  agrees  to  include  in  each  Distribution  and Transfer Agreement provisions ensuring that the Technical Assistance for each of the Technologies and Products will be determined by MARINEO and/or DELTA who will unilaterally decide when to have it perform at the manufacturing site, when in other locations and what otherwise provided in EXHIBIT G (Technical Assistance Procedure).

 3.1.7 CTTC shall provide, in each new or extended Transfer or Distribution Agreement, fixed and binding contractual commitments from each Transferee and Distributor that no manufacturer, other Transferee or Distributor can make any modification, even the smallest in any respect, to the Technology or to the Products without the prior written consent of MARINEO and/or DELTA.

3.1.8 The Parties acknowledge that provisions of SUBPARAGRAPHS 3.1.6 and 3.1.7 are essential to protect the Technology and the Products to prevent potential cloning, reverse engineering or patent and/or Intellectual Property infringement and are to be considered material provisions that are of the essence to this Agreement.


3.2 LICENSING SERVICES. CTTC, from and after the date of this Agreement, shall use all commercial reasonableness and shall engage in duly diligent efforts to find acceptable Transferees and Distributors for Technologies, and shall perform the following Licensing and other services for MARINEO and DELTA in connection therewith

3.2.1 PREPARATION, including: (I) business planning for Licensing; and (II) defining objectives and goals of collaboration with Candidate Transferees. Said preparation documents, if any, are proprietary to CTTC and will not be distributed outside of CTTC. However, any such documents shall be made available to MARINEO and/or DELTA for review upon written request of MARINEO and DELTA.

3.2.2 STRATEGIC COMPANY INTRODUCTIONS, including: (I) repackaging of technical and market information for presentation and promotion to Transferee and Distributor Candidates; (II) analysis of market suitability and targeting of appropriate Transferee and Distributor Candidates; (III) focused introductions and presentations to key firms; and (IV) presentation of feed-back to MARINEO and DELTA.

3.2.3 NEGOTIATIONS AND CLOSING, including: (I) meetings and Licensing negotiations on behalf of MARINEO and DELTA; (II) preparation of Transfer and Distribution Agreements and other related documentation; and (III) closing of Transfer and Distribution Agreements.

3.2.4 POST-IMPLEMENTATION SERVICES, including: (I) monitoring performance and compliance of Transferees and Distributors, including, but not limited to, conducting royalty audits of Transferees at CTTC's option (the expense of such audits to be paid in accordance with the cost recovery provisions of SUBPARAGRAPH 7.3); (II) accounting and production of accurate statements as required herein; and (III) the collection and distribution of Income hereunder.

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3.2.5     CERTAIN  EXPENSES.     CTTC agrees that all expenses incurred by it in
the performance of its duties hereunder, except as otherwise provided herein, shall be at CTTC's cost and expense.

3.2.6 DEFAULT. In the event that a Transferee or Distributor shall default under the terms of any Transfer Agreement negotiated by CTTC for MARINEO and DELTA, CTTC shall have the primary obligation to seek performance by all reasonable means; including the obligation to make legal demand as a prerequisite toinitiating any action in law or equity against any defaulting party at CTTC's own cost. In the event that a default can be cured only by resort to legal remedies, the Parties nonetheless agree to consult in advance to determine the appropriate action to be taken and to confirm that all costs and expenses of the action shall be recovered before any proceeds are distributed as Income.

3.2.6.1 In the event that MARINEO and DELTA elect not to enforce an obligation against a defaulting party, and require that CTTC not undertake enforcement unilaterally, then the Parties agree to negotiate in good faith in order to provide, and MARINEO and DELTA shall ultimately provide, compensation to CTTC for the loss of Income and/or actual damages, less legal costs, which might have otherwise accrued to CTTC from the defaulting party had enforcement been brought to a satisfactory conclusion.

3.2.7 ENFORCEMENT AND DEFENSE OF PATENTS. In the event that either CTTC or MARINEO and/or DELTA becomes aware of the infringement of a patent included in the Technology, or if such a patent is attacked by a third party in a declaratory judgment action, CTTC and MARINEO and DELTA agree to confer for the purpose of determining how to enforce or to defend the patent as provided under SUBPARAGRAPH 6.2, subject to the provisions of EXHIBIT C for Scrambler Therapy and in the subsequent agreement(s) for Technologies added pursuant to SUBPARAGRAPH 1.1.1;

3.2.7.1 CTTC, with prior written approval by MARINEO and/or DELTA, may grant a Transferee or Distributor the right to enforce or to defend a patent Licensed to it, subject to the requirement of notice to and prior approval by MARINEO of such defense.



4.0     REPRESENTATIONS  AND  AGREEMENTS  BY  MARINEO  AND  DELTA

4.1 MARINEO and DELTA agree that, during the term of this Agreement, CTTC shall serve as Agent for MARINEO and DELTA for the purposes of Licensing and administering Transfer Agreements for Technology and Distribution Agreements for Products incorporating the Technology, and performing other services in accordance with SECTION 3.0 hereof.

                                  CTTC8K5311111

4.2 MARINEO and DELTA agree that they will not hereafter, during the term of this Agreement, engage in any action contrary to the rights granted or to be granted to CTTC in accordance with the terms of this Agreement.

4.3 Pursuant to the laws of Italy, MARINEO and DELTA represent and warrant that:

4.3.1 MARINEO and/or DELTA have or will acquire as to newly added Technologies all necessary rights to the Technologies to which this Agreement applies, including the rights to each patent and/or patent application associated with each Technology listed in EXHIBIT A;

4.3.2 MARINEO and/or DELTA have the right to grant rights to the Technologies to which this Agreement applies;

4.3.3 MARINEO and DELTA have the full right and power to engage CTTC to perform the duties and enjoy the benefits described in this Agreement and MARINEO and DELTA will comply with the terms of this Agreement;

4.3.4 For each Technology, such Technology is not the subject of any previous or pending litigation, and MARINEO and DELTA are not aware of any outstanding threats of litigation, liens, or other factors that may impact the Technology in any way; and

4.3.5 The status of each patent or patent application associated with each Technology listed in EXHIBIT A is current and correct as of the Effective Date of this Agreement, or as of the date that a particular Technology is added to EXHIBIT A and thus to this Agreement.

4.4 MARINEO and DELTA will be responsible to CTTC for any damages actually incurred by CTTC due to a breach or failure of any of the foregoing representations and warranties or to a breach of any other provisions under this Agreement. MARINEO and DELTA shall defend, indemnify, reimburse and hold CTTC harmless from and against any and all liabilities, losses, damages and costs, including reasonable attorneys' fees (collectively, "Losses"), resulting from or arising out of claims of CTTC based upon (a) the grossly negligent, intentionally wrongful or illegal acts or omission by MARINEO and/or DELTA in violation of this Agreement; or (b) any actions or failure to act by MARINEO and/or DELTA beyond its/their authority granted hereby.

4.5 Except as provided in SUBPARAGRAPH 4.4, in no event shall MARINEO and/or DELTA be liable under this Agreement or otherwise to the other for more than the actual compensatory damages incurred by CTTC and MARINEO and/or DELTA shall not be liable for any incidental, indirect, punitive, consequential or special damages arising out of or in connection with the Agreement regardless of whether such claims are asserted in contract, tort, warranty, strict liability, negligence, or otherwise, even if MARINEO or DELTA were advised of the possibility of such damages. This SECTION 4 retroactively supersedes and replaces the indemnification provisions of the initial SARA amongst the Parties signed on July 25th 2007, effective from July 9th 2007.

                                  CTTC8K5311112

5.0     REPRESENTATIONS  AND  AGREEMENTS  BY  CTTC

5.1 CTTC agree that, during the term of this Agreement, CTTC shall serve as Agent for MARINEO and DELTA for the purposes of Licensing and administering Transfer Agreements for Technology and Distribution Agreements for Products incorporating the Technology, and CTTC shall perform all other services in accordance with SECTION 3.0 hereof.

5.2 CTTC agree that it will not hereafter, during the term of this Agreement, engage in any action or inaction contrary to its duties or to the interests of MARINEO and DELTA in accordance with the terms of this Agreement.

5.3     Pursuant  to  the  laws  of  the  state of Connecticut and of the United
States,  CTTC  represents  and  warrants  that:

5.3.1 CTTC has the full right and power to enter into this Agreement and to accept and to perform the duties granted under SECTION 3.0, and CTTC will comply with the terms of this Agreement.

5.3.2 CTTC commits to take care, directly or indirectly, that procedures and insurance coverage are in place for damages and claims by end-users and other third parties arising from liability for the use of the Calmare or any other device that incorporates the Technology in accordance with methods of common business practice in the Medical Devices Market. The adequate economic coverage scope will have to be provided through insurance directly by CTTC or ensured by CTTC through Transferees and Distributors as commercially reasonable application of good common business practice in the Medical Device Market or Territory assigned. The Insurance Coverage shall be mandatory for any Transferee or Distributor that will perform manufacturing in whole or in part. Henceforth CTTC will not need to raise its own insurance coverage so long as appropriate insurance coverage is provided by Candidates in Transfer and Distribution Agreements regarding the Scrambler Therapy Technology that is incorporated into the device. CTTC shall likewise provide what is a commercially reasonable application of good common business practice for an adequate excess insurance coverage where adequate insurance coverage is not provided by the Transfer and Distribution Agreements regarding the Scrambler Therapy Technology.



5.3.3 With regard to any Technology(ies) newly added to EXHIBIT A, PER SUBPARAGRAPH 1.1.1, CTTC assumes no responsibilities whatsoever and makes no other representation or warranty, expressed or implied, relating to those Technology(ies).

5.3.4 CTTC does not assume any liability with respect to any infringement of patents or other rights of third parties due to a Transferee's operation under a Transfer Agreement or to a Distributor's operation under a Distributor Agreement, except that any infringement of patents or other rights of any third parties that have been caused by CTTC's failure to comply with any provision of this Agreement, especially those provisions governing

                                  CTTC8K5311113
protection of the patents and Intellectual Property by CTTC contained in the SUBPARAGRAPHS 2.2, 3.1.6 and 3.1.7. In any case where infringement of patents or other rights of any third parties has been caused by CTTC's failure to comply with those provisions governing protection of the patents and Intellectual Property by CTTC contained in the SUBPARAGRAPHS 2.2, 3.1.6 AND 3.1.7, CTTC commits to indemnify and hold harmless MARINEO and/or DELTA, to the fullest extent permitted by Law, from any damages that might be suffered consequently to those violations


5.4 CTTC will be responsible to MARINEO and/or DELTA for any damages actually incurred by MARINEO and/or DELTA due to a breach or failure of any of the foregoing representations and warranties or to a breach of any other provisions under this Agreement. CTTC shall defend, indemnify, reimburse and hold MARINEO and/or DELTA harmless from and against any and all liabilities, losses, damages and costs, including reasonable attorneys' fees (collectively, "Losses"), resulting from or arising out of claims by MARINEO and DELTA based upon (a) the grossly negligent, intentionally wrongful or illegal acts or omissions by CTTC in violation of this Agreement; or (b) any actions or failure to act by CTTC beyond its authority granted hereby.

5.5 Except as provided under SUBPARAGRAPHS 5.3.4 and 5.4, in no event shall CTTC be liable to MARINEO and DELTA under this Agreement or otherwise for more than the actual compensatory damages incurred by the Party making the claim, and CTTC shall not be liable for any incidental, indirect, punitive, consequential or special damages arising out of or in connection with the Agreement regardless of whether such claims are asserted in contract, tort, warranty, strict liability, negligence, or otherwise, even if CTTC were advised in advance MARINEO or DELTA of the possibility of such damages. This SECTION 5 retroactively supersedes and replaces the indemnification provisions of the initial SARA amongst the Parties signed on July 25th 2007, effective from July 9th 2007.


6.0     PATENTS  AND  ENFORCEMENT  -  OWNERSHIP

THE PARTIES ACKNOWLEDGE THAT THE PATENTS, INTELLECTUAL PROPERTY, INVENTIONS AND RELATED PROPERTY THAT ARE, OR AT ANY TIME IN THE FUTURE MAY BE, OBJECTS OF THE PRESENT AGREEMENT ARE THE EXCLUSIVE PROPERTY OF MARINEO AND/OR DELTA. THE
PARTIES WILL COOPERATE IN THE PROSECUTION OF THE PATENT APPLICATIONS ALREADY FILED AND IN THE SUBMISSION OF NEW PATENT APPLICATIONS, WITH EXPENSES SHARED BY AGREEMENT OF THE PARTIES, PROVIDED, HOWEVER, THAT THE PARTIES SHALL FILE AND PROSECUTE PATENT APPLICATIONS ONLY IN THE NAME OF MARINEO. NO PATENT, INTELLECTUAL PROPERTY OR INVENTION SHALL BE TRANSFERRED OR ASSIGNED TO ANY THIRD PARTY EXCEPT both (A) IN STRICT COMPLIANCE WITH THIS AGREEMENT AND (B) WITH THE PRIOR WRITTEN APPROVAL BY MARINEO.

6.1     PATENT  PROTECTION,  PROSECUTION  AND  STATUS

The Parties acknowledge that: (i) during the effective period of the initial SARA the Parties filed two patent applications to protect the Scrambler Therapy Technology that were submitted

                                  CTTC8K5311114
pursuant to the international Patent Cooperation Treaty (PCT), the first of which is No. PCT/IT2007 000647, and second of which is No. PCT/IT2010/00457 (ii) both patent applications are and will remain exclusively in the name of MARINEO, and CTTC is not authorized to grant, in whole or in part, any interest and/or right in those applications or any resultant patent to any third party without the prior written approval by MARINEO AND/OR DELTA; (iii) the second application covers a substantial scientific improvement that is an "advancement of the art" of the Technology for the "Scrambler Therapy" Technology through the exclusive efforts and as the exclusive work-product of MARINEO; (iv) processing of the first patent application is ongoing pursuant to local laws and regulations in various nations ratifying the PCT; and (v) sufficient time remains to submit the second application for processing by various PCT nations.

6.1.1 The Parties agree to prosecute, until grant or rejection, the national patent protection applications related to the first PCT application submission, which is No. PCT/IT20007 000647, in all of those nations where the local filing has been submitted, or may be submitted upon concurrence of the Parties. The Parties will agree, by the application of sound business judgment upon, those PCT nations that are selected for filing and processing the second PCT application, which is No. PCT/IT2010/00457. The Parties further agree that the second PCT application, which is No. PCT/IT2010/00457, will be filed in all of the PCT nations where patent protection would be necessary or appropriate, as mutually agreed by Parties, for a wider scope of global patent protection, avoidance of patent infringements and cloning of Technologies and/or Product(s) even if a particular selected PCT nation may not have commercial prospects for sales of the Products. This could result in filing the Patent application even in a Country where sales will not be made, for commercial reasons and/or because that Country has been included in the "List of States Sponsor of Terrorism" as maintained by the U.S. State Department.

6.1.2 PATENT PROTECTION. The Parties agree that, while jointly pursuing the patent protection stated in SUBPARAGRAPH 6.1.1, they will endeavor to complete patent prosecution as soon as reasonably possible and they will also commence necessary activities in order to obtain patent protection for each Technology even in nations not listed in the PCT; and that such patent protection shall be sought both in United States and in any foreign nation where commercially reasonable. The Parties will agree, by the application of sound business judgment, upon the selection of nations not included in the list of PCT participating nations for the filing and processing of applications for patent protection. The Parties further agree that applications for patent protection will be filed in all nations, without regard to whether such nations are included in the list of PCT participating nations list, where patent protection would be necessary or appropriate, as mutually agreed by the Parties, for broader global protection of the patent, avoidance of patent infringement and cloning of Technologies and/or Product(s) even if a particular selected nation may not have commercial prospects for sales of the Products. This could result in filing the Patent application even in a Country where sales will not be made, for commercial reasons and/or because that Country has been included in the "List of States Sponsor of Terrorism" as maintained by the U.S. State Department.

                                  CTTC8K5311115

6.1.2.1 CTTC further agrees that all costs necessary for the applicaton and maintenance of patent protection, for all nations in which an application is submitted, will be at CTTC's cost and expense for the duration of the Agreement. Such patent protection, listed as pending applications and issued patents, shall be set forth with each Technology listed in EXHIBIT A.

6.1.3 PATENT PROSECUTION. Each Party shall provide the other Party with copies of all correspondence or other documents submitted to or received from the United States Patent and Trademark Office and all corresponding foreign patent agencies, and each Party shall consult with the other Party regarding patent application filing and prosecution, and patent maintenance, for each Technology subject to such application and/or patents. MARINEO and DELTA further agree to allow CTTC, pursuant to this SECTION 6 and the other provisions of this Agreement, to confer as needed with the Inventor and/or with the prosecuting patent attorney(s) for each patent application for a Technology to endeavor the protection of each Technology and Invention; the results of such conferences and any resulting prosecution suggestions shall be communicated to MARINEO and DELTA.

6.1.4     PATENT  STATUS.       Each  Party  shall  inform  the  other  Party in
writing of any changes or pending changes in the status of any patent and/or patent application associated with each Technology listed in EXHIBIT A, and of the filing of any new patent application.

6.1.5 Parties agree that, amongst them, there is no case for responsibility, damages or any kind of liabilities for lack of receiving approval of a Patent in one/more Country(ies) as long as the application has been properly prepared, submitted and followed up by the Parties with the utmost diligence.

6.2     PATENT  ENFORCEMENT

6.2.1 Whenever legal action might be taken for infringement or challenge of a patent or pending patent or in order to protect Intellectual Property and/or
Invention, or for defense against a legal action brought for those reasons by third parties, the Parties will agree on the appropriate action or response by the application of sound business and legal judgment. If the parties decide to act or to respond to third party action, any legal and related expenses will be fully paid by CTTC for its own account and for the account of MARINEO and DELTA. After deduction by CTTC of all such legal and related expenses, any settlement or recovery in litigation will be divided equally (50/50) by CTTC and MARINEO. If the Parties reasonably disagree on the appropriate course in patent litigation, either Party may unilaterally take the appropriate initiatives for the defense of patent and/or Invention and/or Intellectual properties by giving written notice to the other Party and defraying the ongoing legal fees and costs. In the event each Party gives notice to the other party for the defense of patent and/or Invention and/or Intellectual Properties, then MARINEO shall have the exclusive right to defend patent and/or Invention and/or Intellectual Properties. Either Party that undertakes defense of patent and Invention pursuant to this paragraph shall apprise the other Party of all developments in that action and of the share of legal fees and expenses that would be charged against the other Party from any legal recovery or from other consequent revenues. But whenever a Party's legal initiatives could result, in the exclusive

                                  CTTC8K5311116
discretionary judgment of MARINEO, in a conflict between the Parties or in jeopardy to a patent and Invention, CTTC, upon written request by MARINEO, shall withdraw its own initiative, action or defense.


7.0     PAYMENTS  AND  CONSIDERATION

7.1 COLLECTION. CTTC shall collect and receive in its own name all Income hereafter to be due or accruing by reason of Licensing, litigating, or other lawful means of exploitation of Technology under this Agreement. Such collected or received Income will then be shared in accordance with the terms of SUBPARAGRAPH 7.2 herein.

7.2 INCOME SHARING. The Income will be shared after deducting from its initial total any cost recoveries as provided in SUBPARAGRAPH 7.3 herein:

7.2.1 From any and all Income described in this Agreement that is generated from any Technology(ies) inserted in EXHIBIT A and collected by CTTC pursuant to sub-paragraph 3.2.4 CTTC shall remit [Confidential Information Omitted] to MARINEO and DELTA and CTTC shall retain the remaining [Confidential Information Omitted]; and

7.2.2 If any such Income is received from any Bona Fide Licensing Candidate, excluding any sale of a Technology, then CTTC shall remit [Confidential Information Omitted] of said Income to MARINEO and DELTA and CTTC shall retain the remaining [Confidential Information Omitted].

7.2.3 The Parties acknowledge the following and state their responsive course of action conditioned as follows:

A) That the previous CEO of CTTC had executed, without consultation with or concurrence by DELTA and/or MARINEO, upon a contract with GEOMC for acts that included the manufacturing of Calmare/Scrambler MC-5A, which is a Scrambler Therapy machine; and that provided compensation to GEOMC at a rate equal to [Confidential Information Omitted] of the "Shared sales Profit";

B) That CTTC should use all commercially reasonable efforts and due diligence to renegotiate its GEOMC agreement for the benefit of CTTC and MARINEO [Confidential Information Omitted];

C) That GEOMC has claimed to have invested millions of United States dollars in manufacturing the Products and also to have performed extensive additional services;

D) That CTTC is willing and ready to modify the Agreement with GEOMC, and on this basis both CTTC and DELTA/MARINEO agree to waive, until the expiration of this Agreement or the modified agreement between CTTC and GEOMC, whichever occurs first, the application of SUBPARAGRAPH 7.2.1 AND 7.2.2 and instead to apply a revenue sharing

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                                  CTTC8K5311117
arrangement among the Parties that will result in DELTA/MARINEO, CTTC and GEOMC each receiving [Confidential Information Omitted] out of the gross sales price that is customarily charged by CTTC to Distributor(s). This revenue sharing arrangement shall apply only so long as both of the following two conditions are fulfilled: (1) the gross sales price that is customarily charged by CTTC to Distributor(s) is not less than [Confidential Information Omitted] per each Calmare/Scrambler MC-5A unit; (2) CTTC will execute a new or amended agreement with GEOMC that at the least will reflect GEOMC's acceptance of all necessary changes to effectuate this SUBPARAGRAPH 7.2.3. If CTTC cannot satisfy the two conditions state in this SUBPARAGRAPH 7.2.3(D) then CTTC shall be subject to the revenue sharing stated above in SUBPARAGRAPH 7.2.1.

E) So long as this revenue sharing arrangement applies among CTTC, MARINEO/DELTA and GEOMC, the division of gross sales price that is customarily charged by CTTC to Distributors shall occur [Confidential Information Omitted] without any initial deduction of expenses, except cost recoveries pursuant to SUBPARAGRAPH
7.3 and unreimbursed out-of-pocket expenses associated with the sale such as shipping costs or customs duties that are borne directly by CTTC, and not paid or reimbursed by Transferee or Distributor.

F) If any other manufacturer shall be contracted for the Calmare Product(s), the Parties will negotiate according to the provisions of Section 3. If the Parties cannot reach a successor revenue sharing arrangement, then CTTC shall be subject to the revenue sharing stated above in SUBPARAGRAPH 7.2.1.

7.2.4 In any geographical Territory or vertical market where CTTC also serves or will serve as the Distributor (meaning that no other Distributor will be contracted for that geographical Territory or vertical marker) as is now the case in the United States, then CTTC will pay the gross sales price of [Confidential Information Omitted] per Calmare/Scrambler MC-5A unit as an internal transfer price and the revenue sharing arrangement pursuant to SUBPARAGRAPH 7.2.3 shall be effectuated on the basis.


7.2.4.1 In any such case were CTTC serves as the Distributor in any geographical Territory or vertical market, CTTC will pay to DELTA/MARINEO an additional amount of [Confidential Information Omitted] per each Calmare/Scrambler MC-5A unit sold and CTTC shall retain additional sales proceeds above [Confidential Information Omitted] per Calmare/Scrambler MC-5A unit. CTTC commits also that any agreement with GEOMC to allow it to engage in direct distribution in the Republic of Korea ("South Korea"), Japan or any other any geographical Territory or vertical market will include a term requiring an additional payment to as for example happening in South Korea, to grant to DELTA/MARINEO an additional default amount of [Confidential Information Omitted] per each Calmare/Scrambler MC-5A unit sold, whilst GEOMC will retain any mark-up differential to end-user Client. CTTC shall initiate additional payments to DELTA/MARINEO under this SUBPARAGRAPH 7.2.4.1 for Calmare/Scrambler sales by CTTC as a Distributor [Confidential Information Omitted] after the Effective Date of this Agreement.

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                                  CTTC8K5311118

7.2.5 From their share of Income, MARINEO and DELTA shall compensate any employees of MARINEO and DELTA or others claiming a portion thereof, and CTTC shall have no obligation with respect thereto.

7.3     COST  RECOVERIES.     All  Income  derived  from  any  Transfer  or
Distribution Agreement, including any award by a court or any settlement amount, or any other Income stream, shall: first, be utilized by CTTC to recover its supported and reasonable third party out-of-pocket expenses for the cost of conducting royalty audits in accordance with SUBPARAGRAPH 3.2.4; second, be
                                                                            -
utilized by the Parties hereto to recover expenses for patent defense and/or enforcement in the proportion that expenses are paid by a single Party or shared as provided under SUBPARAGRAPH 6.2; and third, all remaining Income will be distributed in accordance with SUBPARAGRAPH 7.2.

7.4 With respect to pending Negotiations by CTTC during the term of this Agreement, if both MARINEO and DELTA desire to terminate this Agreement in accordance with SUBPARAGRAPH 8.1, then MARINEO and DELTA shall present a joint written notice to CTTC of such desire and CTTC shall have twelve (12) months from the date of such written notice to conclude such pending Negotiations. Notwithstanding the foregoing, if for a period of twenty-four (24) months following termination of this Agreement, MARINEO and/or DELTA shall consummate a Transfer Agreement with a Candidate Transferee or a Distribution Agreement with a Distributor identified by CTTC during the term of this Agreement and with whom CTTC was engaged in pending Negotiations during the term hereof, then:

7.4.1 if consummated within the twelve (12) month period following termination, CTTC shall be entitled to its share of Income as set forth in SUBPARAGRAPH 7.2.1 for the full term of any Transfer or Distribution Agreement, as though such Transfer or Distribution Agreement were consummated during the term of this Agreement; or

7.4.2 if consummated within the thirteen (13) through twenty-four (24) month period following termination, CTTC shall be entitled to fifty percent (50%) of its share of the Income as set forth in SUBPARAGRAPH 7.2.1 for the full term of the Transfer or Distribution Agreement, as though such Transfer or Distribution Agreement were consummated during the term of this Agreement.

7.5 In the event of termination of this Agreement, CTTC shall continue to administer and to receive and to retain Income for the full term of any Transfer or Distribution Agreement consummated prior to the demand for termination and as provided IN SUBPARAGRAPHS 3.2.4 AND 7.2 hereof, in the amount it would have received and retained had this Agreement not been terminated.

7.6     INCOME  DISTRIBUTION.

7.6.1 CASH INCOME. All Income received in cash or cash equivalents by CTTC, starting from January the 1st 2013 will be accumulated by CTTC and amounts due to MARINEO and DELTA shall be paid to MARINEO and DELTA within thirty (30) days after each calendar quarter ending March 31, June 30, September 30, and December 31, together with a statement of all payments and/or royalties disbursed and/or received during the quarter under this Agreement, and with a copy of any payment and/or royalty disbursement or

                                  CTTC8K5311119
receipt accounting provided by Transferees and Distributors by their signed dated documents.

7.6.2     NON-CASH  INCOME.  CTTC shall notify MARINEO and DELTA within ten (10)
business days of receipt of any non-cash Income actually or constructively received by CTTC, including Income in the form of equity (and any sale restrictions pertaining thereto). MARINEO and DELTA shall instruct CTTC in a signed and dated writing within ten (10) business days of receipt of such notice whether to sell and/or distribute MARINEO's and DELTA's share of such non-cash Income, and the terms under which such sale and/or distribution shall occur. In the absence of such written instructions, CTTC shall assume sole responsibility of managing such non-cash Income and, at its sole discretion, distributing to MARINEO and DELTA their share thereof in cash, equity or any other form. In no event shall CTTC be responsible for any diminution in value of any such non-cash Income after the date such non-cash Income is received by CTTC, EXCEPT if CTTC had been receiving the payment in violation of SUBPARAGRAPH 1.4

7.7 BOOKS AND RECORDS. CTTC shall keep accurate books and records of Income received by it hereunder and of disbursements under SECTION 7.0 hereof for a period of six years, and MARINEO and DELTA shall have the right, at their own expense, to inspect or to cause to be inspected such books and records at CTTC's place of business, upon reasonable advance notice to CTTC, no more than once during every twelve (12) month period for the term of this Agreement, commencing on the Effective Date.

7.8 DOCUMENT DISTRIBUTION. CTTC will execute in triplicate the originals of each Transfer or Distribution Agreement with a third party so that one original shall be forwarded by CTTC to MARINEO immediately after execution and CTTC's receipt of agreements with original signatures that are finally affixed amongst the parties to that Transfer or Distribution Agreement.

7.9 All Income described in SECTION 7.0 shall be denominated in United States Dollars ("USD"). With respect to Income received from countries outside the United States, such Income shall be payable in USD at the rate of exchange published and available at WWW.OANDA.COM on the last day of the calendar month in which the Income accrues. Payments shall be paid free and clear of all foreign taxes, including withholding and turnover taxes, except such taxes which any Party may be required to withhold by a foreign country may in fact be withheld by that Party and paid to the tax authority provided that the other Party hereto can receive full credit for such tax payments from the Internal Revenue Service of the United States or the other governmental tax authority requiring withholding in accordance with the laws of the nation of the recipient Party who is to receive such foreign tax credit.

7.10 In calendar years 2011 and 2012, Income payments due MARINEO and/or DELTA from CTTC pursuant to this SECTION 7 will be paid by CTTC within 30 days from the end of the month in which payment has been received by CTTC.


                                  CTTC8K5311120

8.0     TERM

8.1 TERM. The term of this Agreement shall be a period of five (5) years that commences on the Effective Date. The term of this Agreement shall then be automatically renewed for additional periods of five (5) years thereafter; provided, however, that CTTC, on the one hand, and MARINEO and DELTA, collectively on the other hand, shall have the right to terminate this Agreement at the end of the initial five (5) year period, or any subsequent five (5) year period thereafter, by providing written notice of termination to the other Party(ies) at least one hundred and eighty (180) days prior to the end of any such period. Notwithstanding the expiration of this Agreement or earlier termination as provided hereunder, the provisions hereof relating to Technology, including: (I) the right of CTTC to administer any Transfer or Distribution Agreement consummated during the term of this Agreement, and (II) the payments under SECTION 7.0 of this Agreement, shall survive such expiration or earlier termination under the terms of this Agreement until the expiration of the last to expire of any patents issuing on each Technology subject to a Transfer or Distribution Agreement.

8.2 NON-PERFORMANCE. If (i) as to a newly added Technology included in EXHIBIT A hereto, after twenty-four (24) months from the date that the newly added Technology in EXHIBIT A is approved by the United States Food and Drug Administration if applicable or from the date that the newly added Technology(ies) is added in EXHIBIT A if the requirement of FDA approval is not applicable to the Technology(ies), MARINEO and DELTA collectively determine that CTTC is not engaged in ongoing active negotiations with any Transferee or Distributor Candidate for that specific added Technology or CTTC has failed to complete a Transfer or Distribution Agreement with a Transferee or Distributor Candidate within a period of thirty (30) months from the date that the applicable new Technology is added to EXHIBIT A hereto, or (ii), as applicable only to the existing Scrambler Therapy Technology covered by this Agreement, CTTC has failed to achieve the minimum annual volumes for units sales as provided in EXHIBIT F, MARINEO and DELTA collectively, upon sixty (60) days written notice to CTTC, shall have the right to terminate CTTC's Agency with respect to such Technology, and to obtain a release of rights of CTTC's Agency for that Technology. During said sixty (60) day period, the Parties agree to negotiate in good faith concerning alternatives to such termination.

8.2.1 If CTTC desires to dispute the reasonableness of a such determination made in accordance with SUBPARAGRAPH 8.2 hereinabove, and the dispute is not settled by negotiation between the Parties, such dispute shall be settled by arbitration in accordance with SUBPARAGRAPH 10.1 hereof. The demand for arbitration must be made within thirty (30) days after expiration of said sixty
(60) day period referred to above in SUBPARAGRAPH 8.2. The arbitral decision as to such reasonableness shall be final and binding upon the Parties.

8.2.2 Upon termination of CTTC's Agency for a Technology under this Agreement, CTTC shall cease representation of such Technology.

                                  CTTC8K5311121

8.3

8.3.1 BANKRUPTCY. In the event of receivership or bankruptcy of CTTC, or in the event CTTC shall make an assignment for the benefit of creditors or shall go out of business, this Agreement shall automatically terminate and, in such event all right, title and interest of CTTC in and to all Technology pursuant to and under the terms of this Agreement shall automatically revert to MARINEO and/or DELTA as applicable. In the event of such a reversion, the post implementation services referred to in SUBPARAGRAPH 3.2.4 in connection with any Transfer or Distribution Agreement consummated prior to the receivership, bankruptcy, assignment, or cessation of CTTC, shall also automatically revert to MARINEO and DELTA and the Parties shall no longer have any other obligations amongst them. CTTC nonetheless shall continue to receive, from MARINEO and/or DELTA, CTTC's share of Income related to the Transfer or Distribution Agreements executed by CTTC before such Technology reversion to MARINEO and DELTA referred to above, but MARINEO and/or DELTA will be entitled to deduct from any payment due to CTTC the costs and expenses actually incurred and paid by MARINEO and DELTA in the performance of post implementation services to any former Distributor or Transferee of CTTC under this Agreement.

8.3.2 In the event of the receivership or bankruptcy of MARINEO and/or DELTA, or in the event MARINEO and/or DELTA shall make an assignment for the benefit of creditors, CTTC shall nevertheless continue to provide post implementation services in accordance with SUBPARAGRAPH 3.2.4, and to collect Income and remit to MARINEO and/or DELTA their share of Income as described in
SECTION 7.0 in the amounts MARINEO and DELTA would have received had the foregoing events not occurred, for the full term of any Transfer or Distribution Agreement consummated prior to such receivership, bankruptcy, or assignment.


8.4 DEFAULT. If either Party shall at any time during the term hereof commit any breach of any material covenant or agreement contained herein and shall fail to remedy any such breach within sixty (60) days after receipt of written notice thereof by the other Party, such other Party that is the victim of the default may at its option terminate this Agreement by notice in writing to such effect.

8.5 SURVIVAL. The termination of this Agreement for any cause shall not affect the terms of any Transfer and Distribution Agreements resulting from CTTC's Licensing Activities hereunder and consummated by CTTC in accordance with the terms of this Agreement. No termination of this Agreement shall relieve CTTC or its successor(s) or assigns of its/their obligation to pay MARINEO and DELTA their share of Income due or to become due or accrued as set forth in
SECTION 7.0 and SUBPARAGRAPH 8.3.2 hereof, or shall relieve MARINEO and DELTA of their obligation to pay CTTC its share of Income due or to become due or accrued as set forth in SECTION 7.0 and SUBPARAGRAPH 8.3.1 and received or accrued to MARINEO and DELTA or their successor(s) or assign(s).

                                  CTTC8K5311122

8.6 EXPRESS TERMINATION RIGHT. The Parties acknowledge that, during the effective period of the initial SARA, actions were taken by a former CTTC employee and others that were unacceptable to MARINEO. As a result, MARINEO reserves the right to terminate this Agreement if CTTC were to appoint or to hire as an officer, director, consultant or employee any individual indicated by letter Agreement between the Parties attached to this Agreement as Addendum A.

9.0     DISCLOSURES

9.1 PRESS RELEASES. Either Party hereto may issue, or cause to be issued, a press release (or a similar announcement) that identifies the existence and scope of this Agreement. However, such press release shall not include the monetary compensation or the costs associated with this Agreement. Either Party hereto may further issue, or cause to be issued, a press release (or a similar announcement) that identifies milestones related to this Agreement, including, but not limited to, patent issuances, court decisions, and successful Licensing efforts.

9.1.1 If a press release of one Party contains a trademark or trade name of the other Party, then the first Party will not receive any rights from the use thereof, implied or expressed, to use such trademark or trade name for any other purpose.

9.2 PERMITTED DISCLOSURE. CTTC may disclose the monetary compensation or the costs associated with this Agreement if required by federal, state, local or other law, or if CTTC determines in its sole discretion that such disclosure is required by the rules or regulations of the United States Securities and Exchange Commission


10.0     MISCELLANEOUS

10.1 ARBITRATION. If a dispute between the Parties were to arise as to any matter hereunder and is not settled by good faith negotiation between the Parties, then such dispute shall be settled by a decision rendered by a majority of a board of arbitration located in London, United Kingdom and operating under international commercial arbitration rules of the International Centre for Dispute Resolution (ICDR); the ICDR board of arbitration will consist (a) of one
(1) member, appointed jointly by the Parties or, if the parties cannot agree, directly by ICDR under its selection criteria for disputed amounts up to $ 1,000,000.00; (b) for disputed amounts above $ 1,000,000.00 the board will consist of three (3) members, one of whom shall be appointed by MARINEO and DELTA, on the one hand, and one of whom shall be appointed by CTTC, on the other hand, and the third, having experience in contract matters and who shall be the chairman of the panel, shall be appointed by mutual agreement of the two (2) arbitrators appointed by the Parties. In the event of failure of said two (2) arbitrators to agree, within sixty (60) days after the commencement of the arbitration proceeding, upon the appointment of the third arbitrator, the third arbitrator shall be appointed by the ICDR pursuant to its selection criteria under the international commercial arbitration rules upon request of any of the Members already designated by the Parties. In the event that either Party shall fail to appoint an arbitrator within thirty (30) days after the commencement of the arbitration proceeding, such arbitrator and the third arbitrator shall be appointed by the ICDR pursuant to its selection criteria under international commercial arbitration rules upon request of the Member

                                  CTTC8K5311123
already designated by the other Party. Unless provided otherwise in this Agreement or unless the arbitrators shall determine otherwise, the Parties shall share the cost of arbitration equally and each Party shall bear its own counsel fees. The official languages of the Arbitration will be both English and Italian; provided, however, that the arbitrator in a single-arbitrator matter will be fluent in English and at least two of the three Arbitrators in a three-arbitrator matter will be fluent in English and that English will be language used in the arbitration for attorneys and witnesses fluent in English.

10.2 JURISDICTION. This Agreement shall be interpreted and enforced under the laws of the State of Connecticut and the United States and following (i) the literal meaning of the words used by Parties, (ii) if applicable, in a way that could avoid conflict amongst Connecticut's law and Italian law. The Parties agree that only ICDR shall have jurisdiction over any dispute and consequent arbitration and that any such arbitration shall be governed exclusively by the international commercial arbitration rules of the ICDR.

10.3 ARBITRATION AND LEGAL EXPENSES. In relation to SUBPARAGRAPHS 10.1.AND 10.2, each Party shall bear any expenses, directly or indirectly, it incurs for legal costs or expenses (including reasonable Attorney's fees) for negotiations, arbitration, or litigation. After final decision, such costs may be charged to the losing party if it is determined in arbitration or by a court of competent jurisdiction upon a finding that the Party to be charged acted in bad faith.

10.4 NOTICES. Any notice or other communication required or permitted to be made to either Party hereunder shall be deemed served and delivered on the date of mailing if sent to such Party through methods that include fax, email and courier requiring a signature upon delivery at his/its address given below, or such other address as it shall hereafter designate in writing, as follows:

IN THE CASE OF COMPETITIVE TECHNOLOGIES, INC.:
---------------------------------------------

SEND NOTICE TO:                            WITH A COPY TO:

Johnnie D. Johnson                         Stephen Sale
Chief Eexcutive Officer                    Sale & Quinn, P.C.
1375 Kings Highway, Suite 400              910 16th Street N.W. 5th Floor
Fairfield, CT 06824 USA                    Washington, DC  20006 USA
Tel:   203.368.6044                        Tel;  202.833.4170
Fax:  203.368.5399                         Fax: 202.887-5137
Email:   jjohnson@competitivetech.net     Email:  sscsq@aol.com


IN THE CASE OF PROFESSOR GIUSEPPE MARINEO AND DELTA RESEARCH & DEVELOPMENT:
---------------------------------------------------------------------------

SEND NOTICE TO:

Professor Giuseppe Marineo                 Avv. Giuseppe Belcastro
Delta Research & Development               Piazza Cavour 17
Via di Mezzocammino, n. 85                 00193 Rome, Italy
00127 Rome, Italy

                                  CTTC8K5311124

WITH A COPY TO:

[to be completed the MARINEO and DELTA as desired]

10.5     ASSIGNMENT.     This Agreement shall be binding upon and shall inure to
the benefit of the successors and assigns of MARINEO and DELTA and CTTC, but CTTC shall not assign or transfer this Agreement and/or its duties hereunder without the prior written consent of MARINEO and/or DELTA. MARINEO and/or DELTA may assign this Agreement with thirty (30) days' prior notice to CTTC; provided that any such assignee shall not be a manufacturer, distributor, marketer, seller, or any other individual or entity that is a competitor of CTTC, unless specifically authorized in writing by CTTC.

10.6 SEVERABILITY. If any provision of this Agreement is found by a court of competent jurisdiction or arbitration panel to be invalid or void, such provision, to the extent possible, shall be severed from this Agreement, and all of the other provisions shall remain in effect.

10.7 INTEGRATION. Other than as set forth in SUBPARAGRAPH 10.16 herein, this Agreement expresses the full contract between the Parties, and all other prior or contemporaneous oral or written representations with regard to Technologies shall be of no effect. This Agreement may be amended only by a subsequent dated and signed written agreement duly executed on behalf of MARINEO, DELTA and CTTC.

10.8 HEADINGS, NUMBER AND GENDER. The headings of the several sections are inserted for convenience of reference only, and are not intended to be part of or to affect the meaning or interpretation of this Agreement. In this Agreement, where the context so requires or permits, the singular shall include the plural and vice versa, and references to a particular gender shall include the other genders.

10.9 NO WAIVER. Failure by any Party to enforce any provision of this Agreement or to assert a claim on account of breach of contract hereof shall not be deemed a waiver of its right to enforce the same or any other provision hereof on the occasion of a subsequent breach.

10.10 REMEDIES. The remedies provided in this Agreement are not and shall not be deemed to be exclusive and shall be in addition to any other remedies that any Party may have at law or in equity.

10.11 INDEPENDENT PARTIES. The Parties hereto are independent of each other and are not and shall not be considered as joint venturers, partners, employers, or employees of each other and no Party shall have the power to bind or to obligate the other except as explicitly set forth in this Agreement. In no event shall MARINEO, DELTA, or CTTC be liable to the other Party for any consequential, incidental, indirect, or special damages, however caused, including any and all claims for taxes, fees, or costs, except when otherwise provided in this Agreement.
In no event shall MARINEO, DELTA or CTTC be liable to the other Party due to a Transferee's or Distributor's non-performance or other breach of a Transfer or Distribution Agreement except when otherwise provided in this Agreement.

                                  CTTC8K5311125

10.12 FORCE MAJEURE. No Party hereto shall be liable in damages or have the right to cancel this Agreement for any delay or default in performing hereunder if such delay or default is caused by conditions beyond its control, including but not limited to acts of God, government restrictions, wars, or insurrections.

10.13 EXECUTION. This Agreement will not be binding upon the Parties until it has been duly executed by or on behalf of each Party, in which event it shall be effective on the Effective Date. No waiver, amendment or other modification hereof shall be valid or binding upon the Parties unless made in writing and duly executed by an authorized representative of both Parties.

10.14 COUNTERPARTS. This Agreement may be executed in two (2) counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by facsimile or by email attaching a signed pdf version, shall be equally effective as delivery of an original executed counterpart of this Agreement. Parties agree that a print-out of that signed pdf version, of this Agreement shall have the same effect, and shall be fully binding on the parties in the same fashion, as the document with original signatures, provided, however, that either Party will provide a signed original to the other Party upon request.

10.15 AUTHORIZED SIGNATORIES. The undersigned individuals each represent and warrant that they have the authority to execute this Agreement on behalf of their respective companies.

10.16 CONFIDENTIAL INFORMATION. In order to allow CTTC to perform its duties hereunder, the Parties will execute a Confidential Disclosure Agreement ("CDA") on even date herewith, provided that an applicable CDA has not been previously executed. The terms of either such CDA (other than provisions contained therein regarding the term of such CDA) shall govern the handling of Confidential Information (as defined in the CDA) pertaining to or resulting from this Agreement.

10.17 ENTIRE UNDERSTANDING. The present Agreement contains the entire understanding of the Parties relating to the subject matter and superseded an prior written or oral agreement amongst the parties.

                                  CTTC8K5311126

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the dates shown below.

FOR COMPETITIVE TECHNOLOGIES, INC.   FOR PROFESSOR GIUSEPPE MARINEO


BY:                                  BY:
    -------------------------------      --------------------------
NAME: JOHNNIE D. JOHNSON             NAME: GIUSEPPE MARINEO
TITLE:CHIEF EXECUTIVE OFFICER        TITLE: PROFESSOR


DATE:                                DATE:
      -----------------------------        ------------------------


FOR DELTA RESEARCH & DEVELOPMENT
     DELTA R&D S.R.L.
     (L'AMMINISTRATORE)


BY:
    -------------------------------
NAME: GIUSEPPE MARINEO
TITLE: PARTNER

DATE:
      -----------------------------








                                  CTTC8K5311127

                                   EXHIBIT A

                               SUBJECT TECHNOLOGY


I.     SCRAMBLER THERAPIES AND ITS USE IN PAIN MANAGEMENT

A.     Patents:
       -------

Italian Patent N. 0001324899  (02/12/04)
Neurone Artificiale Per La Sintesi Di Neuroinformazioni "Scrambler" Veicolate Nel Sistema Nervoso Mediante Modulazione Di Elettropotenziali
(Inventor:     Marineo, Giuseppe)


B.     Patent  Applications:
       --------------------

ITRM20010160 A1     2002-09-26     (Publication Information)
Neurone Artificiale Per La Sintesi Di Neuroinformazioni "Scrambler" Veicolate Nel Sistema Nervoso Mediante Modulazione Di Elettropotenziali
(Inventor:     Marineo, Giuseppe)

PCT/IT2007 000647          18 September 2007 (filed)
International Publication Number     WO 2009/037721 Al     26 March 2009
(published)
Apparatus and method for quick pain suppression
(Inventor:     Marineo, Giuseppe)

PCT/IT2010/00457     16 November 2010 (filed)
Apparatus and method for rapid suppression of neuropathic, oncological, and pediatric pain, resistant to opiates and to conventional electro-analgesia


C.     Other  Intellectual  Property:     Know-how,  show-how,  etc.
       -----------------------------

D.     CTTC's Agency and Territory:  Exclusive and Worldwide
       ---------------------------







               EXHIBIT A TO SERVICE AND REPRESENTATION AGREEMENT
               -------------------------------------------------

                                  CTTC8K5311128

                                   EXHIBIT B

                         BONA FIDE LICENSING CANDIDATES


                                      NONE





























               EXHIBIT B TO SERVICE AND REPRESENTATION AGREEMENT
               -------------------------------------------------

                                  CTTC8K5311129

                                   EXHIBIT C

                FORM OF SCHEDULE FOR ADDED/DELETED TECHNOLOGIES

Pursuant to SUBPARAGRAPH 1.1 of that certain Service and Representation Agreement between COMPETITIVE TECHNOLOGIES, INC. (hereinafter referred to as "CTTC"), a Delaware corporation having a place of business at 1375 Kings Highway, Suite 400, Fairfield, CT 06824 USA, and Professor Giuseppe Marineo, an individual having an address at Delta Research & Development, Via di Mezzocammino, N. 85, 00127 Rome, Italy and Delta Research & Development, a partnership organized under the laws of Italy and having an address at Via di Mezzocammino, N. 85, 00127 Rome, Italy, the following Technologies are hereby added to EXHIBIT A of the Agreement, effective as of July 25, 2007:


ADDED TECHNOLOGIES:

[  ].     [TITLE OF TECHNOLOGY]

A.     Patents:  Country,  patent  no.,  issue  date,  expiration  date
       -------

B.     Patent  Applications:  Title, country, serial no., filing date, inventors
       --------------------

C.     Other  Intellectual  Property:
       -----------------------------

D.     CTTC's Agency and Territory:  Exclusive and Worldwide
       ---------------------------


Pursuant to SUBPARAGRAPH 1.1.2 of the Agreement, the following Technologies are hereby deleted from EXHIBIT A of the Agreement:


DELETED TECHNOLOGIES:

[  ].     [TITLE OF TECHNOLOGY]

A.     Patents:  Country,  patent  no.,  issue  date,  expiration  date
       -------

B.     Patent  Applications:  Title, country, serial no., filing date, inventors
       --------------------

C.     Other  Intellectual  Property:
       -----------------------------

D.     CTTC's Agency and Territory:  Exclusive and Worldwide
       ---------------------------

                                  CTTC8K5311130

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the dates shown below.

FOR COMPETITIVE TECHNOLOGIES, INC.   FOR PROFESSOR GIUSEPPE MARINEO


BY:                                  BY:
    -------------------------------      --------------------------
NAME: JOHNNIE D. JOHNSON             NAME: GIUSEPPE MARINEO
TITLE:CHIEF EXECUTIVE OFFICER        TITLE: PROFESSOR


DATE:                                DATE:
      -----------------------------        ------------------------


FOR DELTA RESEARCH & DEVELOPMENT
     DELTA R&D S.R.L.
     (L'AMMINISTRATORE)


BY:
    -------------------------------
NAME: GIUSEPPE MARINEO
TITLE: PARTNER

DATE:
      -----------------------------















                                  CTTC8K5311131

                                   EXHIBIT D

                               PRE-EXISTING USERS

1) Fondazione PTV POLICLINICO TOR VERGATA, Viale Oxford, 81 - 00133 Roma

2) FONDAZIONE I.R.C.C.S. OSPEDALE MAGGIORE POLICLINICO,MANGIAGALLI E REGINA ELENA, Via F. Sforza, 28 - 20122 MILANO

3) Casa di Cura accreditata SSN Villa Tiberia, Via Emilio Praga 26 -
00137Roma



























               EXHIBIT D TO SERVICE AND REPRESENTATION AGREEMENT
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                                  CTTC8K5311132

                                     ------
                                   EXHIBIT E
        PARAMETERS FOR TRANSFEREES AND DISTRIBUTORS (PER PARAGRAPH 3.1)

PRELIMINARY ASSUMPTION:
Any Candidate, Transferee or Distributor, must guarantee that it will fully respect the Confidentiality of sensitive information and ensure the protection of any Patent and/or Industrial trade secret related to the Technology(ies) to be licensed or incorporated in the Products(s) distributed.


TRANSFEREES:

The  Parameters  will  be jointly established, time by time, by and between CTTC
--------------------------------------------------------------------------------
and MARINEO and/or DELTA based on the type of Technology(ies) assigned, the type
--------------------------------------------------------------------------------
of  activity  to  be  performed  and  the  specifics of the Candidate Transferee
--------------------------------------------------------------------------------


DISTRIBUTORS:

The Distributors will be jointly validated by CTTC and Prof. MARINEO and/or
---------------------------------------------------------------------------
DELTA, by application of these operative guidelines:
----------------------------------------------------

Distributor should

1) already operate in the Market and/or Market segment for the Technology(ies) to be incorporated in the Products(s) distributed;
2) lack any major conflict of interest in the distribution of Products incorporating the Technology(ies)(provided, however, that the distribution of other medical devices shall not, in and of itself, be a disqualifying factor);
3) not operate as an entity financially speculating in the Products incorporating the Technology(ies);
4) possess expertise and know-how in therapeutic medical devices or in similar Markets and/or Segments;
5) have sufficient organizational and economic capabilities actively to sell Products incorporating the Technology(ies) throughout the assigned Market;
6) demonstrating creditworthiness, directly or indirectly, to ensure on-time payments; and
7) commit to the mandatory requirement to refrain from appointment or hiring as an officer, director, consultant or employee any individual indicated by letter Agreement between the Parties attached to this Agreement as Addendum A.


               EXHIBIT  E TO SERVICE AND REPRESENTATION AGREEMENT
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                                  CTTC8K5311133

                                     ------
               EXHIBIT  F TO SERVICE AND REPRESENTATION AGREEMENT
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                    EXHIBIT F (referred to subparagraph 8.2)
          ANNUAL MINIMUM VOLUMES FOR UNITS SALES PER SUCH TECHNOLOGIES


TECHNOLOGY:

F.1  SCRAMBLER  THERAPY


Fiscal  Year (regardless of Effective Start Date)     Minimum nr. of units to be
-------------------------------------------------     --------------------------
purchased
---------

2011                                   [Confidential Information Omitted]
----                                   ----------------------------------
2012                                   [Confidential Information Omitted]
----                                   ----------------------------------
2013                                   [Confidential Information Omitted]
----                                   ----------------------------------
2014                                   [Confidential Information Omitted]
----                                   ----------------------------------
2015                                   [Confidential Information Omitted]
----                                   ----------------------------------

ANY SURPLUS AGAINST A MINIMUM IN ONE YEAR CAN BE USED TO MEET ANY MINIMUM IN ANY
--------------------------------------------------------------------------------
SUCCEEDING YEAR.
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               EXHIBIT  F TO SERVICE AND REPRESENTATION AGREEMENT
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      **Information on this page has been omitted pursuant to Rule 24b-2**

                                  CTTC8K5311134

                   EXHIBIT G (referred to subparagraph 3.1.6)
                        TECHNICAL ASSISTANCE PROCEDURES

TECHNOLOGY:

G.1  SCRAMBLER  THERAPY


1. The Distributor is not authorized to perform "any" internal servicing of the Calmare medical device, specifically, Model MC'-5A and future Calmare devices, unless trained certified and authorized by Competitive Technologies, Inc.
2. All internal servicing of the Model MC'-5A and future Calmare devices will be performed exclusively by the manufacturer.
3. All devices requiring warranty service will be returned to the manufacturer as described in the Warranty document.
4. In all cases the sender pays for shipment of the device to the manufacturer requiring repairs.
5. If device is determined to be defective during the Warranty period then Distributor will replace defective device with new device from its own inventory, return the defective device to the manufacturer and upon receipt of the defective device the manufacturer will send a new device to replacement device from the distributor's inventory.
6. If Distributor has no devices available in inventory, then Distributor will notify Competitive Technologies, Inc. the Distributor will simultaneously return defective device to CTTC and CTTC will send a loaner replacement device until the defective device is repaired/replaced by the manufacturer and returned.
7. The manufacturer will make a best effort to repair or replace and prepare the repaired or replacement device for return to the distributor within fourteen
(14)  days  of  receipt  of  the  defective  device.
8.     In  the future this process may be modified with ninety (90) days notice.
9. Upon expiration of the Warranty CTTC offers the distributor the option of additional technical assistance and repairs for [Confidential Information Omitted] per year per sold device. This is payable at the beginning of each year after the Warranty expires.





               EXHIBIT  G TO SERVICE AND REPRESENTATION AGREEMENT
               --------------------------------------------------

      **Information on this page has been omitted pursuant to Rule 24b-2**

                                  CTTC8K5311135